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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 3, 1997


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

               1-10699                              22-2405746
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
              (Registrant's telephone number, including area code)


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Item 5.  Other Events
-------  ------------

                  On December 3, 1997, HUBCO, Inc. ("HUBCO") signed an Agreement as to the Closing Date (the "Closing Date Agreement") among HUBCO, FS Acquisition Corporation, a New Jersey corporation and wholly-owned subsidiary of HUBCO ("FSA"), Hudson United Bank, a New Jersey charted commercial banking corporation and wholly-owned subsidiary of HUBCO ("HUB"), Fiduciary Investment Company of New Jersey, a New Jersey Corporation and registered bank holding company ("FIC") and Security National Bank & Trust Company, a national banking association and subsidiary of FIC ("SNB"), whereby HUBCO, FSA, HUB, FIC and SNB agreed that the Effective Time of the Agreement and Plan of Merger dated August 27, 1997 (the "FIC Agreement") by and among HUBCO, FIC and FSA and the Agreement and Plan of Merger dated August 27, 1997 (the "SNB Agreement") by and among HUB and SNB, will be the close of business on February 5, 1998.

                  On or about December 10, 1997, HUBCO signed an Amended and Restated Agreement and Plan of Merger (the "Agreement") dated as of October 22, 1997, by and among HUBCO, Poughkeepsie Financial Corp. a Delaware corporation and registered savings and loan holding company ("PFC"), and the Bank of the Hudson, a Federal savings bank wholly owned by PFC ("BTH"). HUBCO, PFC and BTH originally entered into this Agreement on October 22, 1997 and subsequently determined that the definition of Median Pre-Closing Price in this Agreement should be modified to include the concept of Weighted Average Daily Price instead of using the Closing Price of HUBCO Common Stock. The Weighted Average Daily Price is determined by taking the weighted average of sales prices of HUBCO Common Stock as reported by Bloomberg LP, or another source as mutually agreed upon by HUBCO and PFC, for a trading day. With this modification the Median Pre-Closing Price is now determined by taking the price half-way between the Weighted Average Daily Prices left after discarding the four lowest and four highest Weighted Average Daily Prices in the ten days ending on and including the Determination Date (as that term is defined in the Agreement).


Item 7            Exhibits
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         99.1     Agreement as to Closing Date,  dated  December 3, 1997,  among
                  HUBCO, Inc., FS Acquisition Corporation, Fiduciary Investment Company of New Jersey, Hudson United Bank and Security National Bank & Trust Company of New Jersey.

         99.2 Amended and Restated Agreement and Plan of Merger, dated as of October 22, 1997 among HUBCO, Inc., Poughkeepsie Financial Corp. and Bank of the Hudson.


                                   SIGNATURES
         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                              HUBCO, INC.


                                              By:
                                                 ----------------------------
                                                 D. Lynn Van Borkulo-Nuzzo,
                                                 Executive Vice President and
                                                 Corporate Secretary

Dated:  December __, 1997